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                                                                   EXHIBIT 10.30

SECOND AMENDMENT TO
EMPLOYMENT AND
STOCK OWNERSHIP AGREEMENT
                                                        UNITED STATES OF AMERICA
BY AND BETWEEN
                                                        STATE OF LOUISIANA
ENERGY PARTNERS, LTD.
                                                        PARISH OF ORLEANS
AND

[NAME OF EMPLOYEE]

                  THIS SECOND AMENDMENT TO EMPLOYMENT AND STOCK OWNERSHIP AGREEMENT (this "Second Amendment") is entered into in New Orleans, Louisiana on this 29th day of September, 2000, by and between [Name of Employee], an individual of the full age of majority domiciled in the Parish of Orleans, State of Louisiana (hereinafter called "Employee"), and Energy Partners, Ltd., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), represented herein by its duly authorized President, Richard A. Bachmann.

                  WHEREAS, Employee and the Company entered into that certain Employment and Stock Ownership Agreement dated June 5, 1998;

                  WHEREAS, Employee and the Company entered into that certain First Amendment to Employment and Stock Ownership Agreement dated November 17, 1999;

                  WHEREAS, Employee entered into a Stockholder Agreement dated November 17, 1999, by and among the Company, Employee and the other shareholders of the Company named therein;

                  WHEREAS, concurrent with the execution hereof, Employee is entering into a First Amendment to Stockholder Agreement dated September 29, 2000 ("First Amendment"), by and among the Company, Employee and the other shareholders of the Company named therein;

                  NOW, THEREFORE, the parties agree as follows:

                  1. The definition of "Stockholder Agreement" contained in
Section 2.2 shall mean such Stockholder Agreement as amended by the First Amendment.

                  2. Section 2.7 is amended by adding the following at the end thereof:
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                                      - 2 -


              "; provided further, however, if the Employee's employment terminates as contemplated in this Section 2.7 other than in the circumstances set forth in the immediately preceding proviso, the number of Shares that may be acquired as set forth in Section 2.12 shall, depending on the date the Employee's employment terminates, be equal to the number of Shares owned by Employee on the date of this Second Amendment multiplied by the following fraction:

                  Fraction
                 of Shares                          Date of Termination
                 ---------                          -------------------
                   3/4                On or after date of consummation of
                                      Qualifying Public Offering and before
                                      first anniversary of Qualifying Public
                                      Offering
                   1/2                On or after first anniversary
                                      of Qualifying Public Offering
                                      and before second anniversary
                                      of Qualifying Public Offering
                   1/4                On or after second anniversary
                                      of Qualifying Public Offering
                                      and before third anniversary
                                      of Qualifying Public Offering
                   0                  On or after third anniversary of
                                      Qualifying Public Offering

                  3. This Second Amendment shall become effective upon consummation of a Qualifying Public Offering.
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                  IN WITNESS WHEREOF, the parties hereto have set forth their hand on the day, month and year first above written in multiple originals, each of which shall have the same force and effect as if it were the same original.

WITNESSES:                              ENERGY PARTNERS, LTD.


                                        By:
Name:                                        Name:    Richard A. Bachmann
                                             Title:   President

Name:


WITNESSES:


                                        By:
Name:                                        Name:


Name:


WITNESSES:                              ACKNOWLEDGED AND AGREED
                                        TO THE TERMS HEREOF:


                                        By:
Name:                                        Spouse


Name: